                                                                 Exhibit 10.2



                                 AMENDMENT TO
                          1994 DIRECTOR OPTION PLAN
                                      OF
                                HEMASURE INC.


        The 1994 Director Option Plan (the "PLAN") be and hereby is amended as follows:

        1. The number 100,000 in the second line of Section 4(a) of the Plan shall be deleted and the number 250,000 shall be inserted in lieu thereof.

        2. The last sentence of Section 5(b) of the Plan shall be deleted in its entirety and a new sentence inserted in lieu thereof which shall read as follows:

              "Each Reelection Option granted under the Plan shall be exercisable for 3,000 shares of Common Stock, PROVIDED, HOWEVER, that the Reelection Options granted under the Plan for directors re-elected at the 1996 Annual Meeting of Stockholders shall be for 9,750 shares of Common Stock."



                        Adopted by the Board of Directors on March 31, 1996 Approved by the Stockholders on May 16, 1996